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                                                                  EXHIBIT 10.2


                                TAKE-OUT NOTICE


                                                     May 3, 1996


A I M Management Group Inc.
A I M Distributors, Inc.
A I M Advisors, Inc.
11 Greenway Plaza, Suite 1919
Houston, Texas 77046

Ladies and Gentlemen:

         Pursuant to that certain Purchase and Sale Agreement dated as of May 2, 1995 (as amended and supplemented, the Purchase Agreement) among AIM Management Group Inc., Citibank N.A. and the undersigned Citicorp North America, Inc., we hereby deliver this Take-out Notice advising you that the Purchaser completed a Take-out Transaction in connection with the Series 1996-1 Asset Backed Certificates issued by the Mutual Fund Fee Trust. The "Take-out Adjustment Amount" in connection with such Take-out Transaction is $40,000,000. Capitalized terms used herein and which are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

                                               Very truly yours,

                                               Citicorp North America, Inc.,
                                                 as Program Agent

                                                By: /s/  WILLIAM P. HENSON
                                                   --------------------------
                                                   Authorized Signatory

Acknowledged and
agreed as of the date
first written above:

A I M Management Group, Inc.

By: /s/ CHARLES T. BAUER
   --------------------------
    Authorized Signatory

A I M Distributors, Inc.

By: /s/ MICHAEL J. CEMO
   --------------------------
    Authorized Signatory

A I M Advisors, Inc.

By: /s/ ROBERT H. GRAHAM
   --------------------------
    Authorized Signatory